UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2019
   _____________________
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2019, the Compensation Committee of the Board of Directors of Air Transport Services Group, Inc. (the “Company”), approved the performance measures under the Company’s Executive Incentive Compensation Plan (“EIC Plan”) for fiscal year 2019.
The Company's executives, including the named executive officers, have the potential to earn incentive compensation under the EIC Plan. The purpose of the EIC Plan is to incentivize executive management to achieve short-term corporate goals. Under the EIC Plan, participants are eligible to receive a cash bonus utilizing a formula that establishes a bonus amount, expressed as a percentage of base salary, based upon the extent of achievement of performance measures that are prescribed under the EIC Plan. The performance measures selected, and the relevant weight given to each such performance measure, may vary by participant, provided that, unless otherwise determined by the Compensation Committee, bonuses will be based on at least two performance measures. The EIC Plan provides that one of the performance measures will be net income from continuing operations, while the other performance measures will consist of one or more of the following: revenue growth, return on capital, earnings per share, shipment growth, increase in stock price, return on assets, service or the achievement of strategic objectives.
Under the EIC Plan for 2019, the cash-incentive bonus opportunity for each participant for fiscal year 2019: (i) shall be based upon the position held and range from 4.8% to 160% of the participant's base salary earned during the year; and (ii) the threshold, target and maximum bonus potentials for the participants shall consist of the following:

Position	Threshold	Target	Maximum
Chief Executive Officer	11.5%	115%	160%
Chief Financial Officer; Chief Operating Officer; Chief Legal Officer; Chief Commercial Officer; Subsidiary President	6%	60%	100%
Vice President; Subsidiary Vice President	4.8%	48%	80%
     The Compensation Committee determines the performance measures, and the extent of the achievement thereof, for the Chief Executive Officer and the other executives, although the latter are determined in consultation with the Chief Executive Officer.
Joseph C. Hete, the President and Chief Executive Officer; Quint O. Turner, the Chief Financial Officer; Richard F. Corrado, the Chief Operating Officer; W. Joseph Payne, the Chief Legal Officer and Secretary, and Michael L. Berger, the Chief Commercial Officer, each of whom is a named executive officer, are participants in the EIC Plan at the levels reflected in the table above. For fiscal year 2019, 80% of their bonus opportunity will be based upon the level of achievement of net income targets established by the Compensation Committee, and 20% of their bonus opportunity will be based upon the level of achievement of strategic objectives, as determined in accordance with the preceding paragraph.
The foregoing description of the EIC Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the EIC Plan, a copy of which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2016, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2019, the Board of Directors of the Company amended (the “Bylaw Amendment”) the Company's Amended and Restated Bylaws (the “Bylaws”) to create procedural requirements for stockholders seeking to call a special meeting. The Bylaw Amendment provides that a stockholder(s) with the requisite stock ownership who seeks to cause the Secretary to call a special meeting of stockholders must submit to the Company a written statement that: (i) sets forth the name and address, as they appear on the Company’s books, of each requesting stockholder, the Voting Stock ownership of each requesting stockholder and, if different from the requesting stockholder(s), the name and address of each beneficial owner of such Voting Stock; (ii) contains the date of signature of each requesting person signing the request; (iii) includes a statement of the purposes of the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of the requesting person; (iv) includes the text of any proposal or business to be conducted at the meeting; (v) contains an acknowledgment that any sales of shares by each requesting stockholder after submission of such request will be deemed a revocation of the special meeting request in respect of the disposed shares; (vi) contains a commitment by each requesting stockholder to continue to satisfy the 20% ownership requirement through the date of the special meeting and to notify the Company of any dispositions of Company stock, (vii) contains for each reporting person the extent, if any, to which such person is engaged in any derivative instrument with respect to Company stock, (viii) contains for each person whom the requesting person proposes to nominate for election as a director, the information relating to such person that would be required to be disclosed in a solicitation of proxies for election of directors in a contested election (even if an election contest is not involved), or is otherwise required, in accordance with Regulation 14A of the Exchange Act; and (ix) any other information regarding the matters proposed to be acted on at the special meeting that would be required to be disclosed in connection with a solicitation of proxies under Schedule 14A. Each requesting stockholder is also be required to update the information provided to ensure that it is true and correct as of the record date for notice of the special meeting, and as of 15 days prior to such special meeting.
The Bylaw Amendment will excuse the Company from calling a stockholder-requested special meeting if (i) the special meeting request relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the Company receives the request(s) for the meeting during the period beginning 90 days prior to the first anniversary date of the preceding annual meeting of stockholders and ending immediately following the final adjournment of the next annual meeting, (iii) a substantially similar item was presented at any meeting of stockholders held within 150 days prior to our receipt of the special meeting request(s) or is included in a notice of a stockholder meeting that has been called but not yet held, or (iv) the special meeting request involves a violation of applicable law. In addition, if a stockholder-requested meeting is called, the Board may instead present the proposed item or items of business at another meeting of stockholders held within 90 days after receipt of the stockholder request for the special meeting.
If the conditions of the Bylaw Amendment are satisfied, the Company will be required to hold a stockholder-requested special meeting within 90 days after receipt of the stockholder request for the meeting, unless the proposed item or items of business are presented at another meeting as described above. Business transacted at the meeting will be limited to the purpose or purposes stated in the stockholder request for a special meeting, and any other matters submitted to the meeting by our Board.
The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 9, 2019, the Company held its Annual Stockholders' Meeting (the “Annual Meeting”). At the close of business on March 14, 2019, the voting record date, there were 59,351,326 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 54,938,251, or 93%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person.
(i)    Directors elected at the Annual Meeting for a one year term to expire at the 2020 Annual Meeting of Stockholders:

	Number of Votes Cast:
	For	Against	Abstain	Broker Non-Votes
Richard M. Baudouin	47,006,962	467,927	51,700	7,411,662
Robert C. Coretz	46,898,361	576,418	51,810	7,411,662
Joseph C. Hete	46,914,752	562,756	49,081	7,411,662
Raymond E. Johns, Jr.	47,019,199	455,444	51,946	7,411,662
Laura J. Peterson	47,260,883	214,181	51,525	7,411,662
Randy D. Rademacher	46,869,391	604,608	52,590	7,411,662
J. Christopher Teets	46,998,048	476,606	51,935	7,411,662
Jeffrey J. Vorholt	46,647,823	826,858	51,908	7,411,662
(ii) Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2019:

Number of Votes Cast:
For	Against	Abstain
54,065,618	850,022	22,611
(iii) Approval, on an advisory basis, of the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the Company's 2019 Annual Meeting of Stockholders:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
46,678,523	536,830	311,236	7,411,662
(iv) Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 110,000,000 to 150,000,000:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
54,137,700	644,382	156,169	7,411,662
(v) Approval of the issuance by the Company of 20% or more of the Company’s currently issued and outstanding common stock pursuant to the exercise of warrants issued and issuable to Amazon.com, Inc., and any "change of control" resulting therefrom, in accordance with NASDAQ Marketplace Rules:

For	Against	Abstain	Broker Non-Votes
47,215,159	209,564	101,866	7,411,662
(vi) Approval of an amendment to the Company’s Restated Certificate of Incorporation to give stockholders who hold voting stock of the Company representing 20% or more of the voting power of the Company’s outstanding voting stock the right to call special meetings of the stockholders:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
47,112,796	297,329	116,464	7,411,662
(vii) Approval to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals (iv), (v) and (vi) above, if there are not sufficient votes for such proposals:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
44,675,890	2,786,537	64,162	7,411,662
(viii) Approval of a stockholder proposal to give holders in the aggregate of 10% of the Company’s outstanding common stock the right to call special meetings:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
18,297,704	29,102,467	126,418	7,411,662

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
3.1        Amended and Restated Bylaws of Air Transport Services Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 10, 2019